Exhibit 99.1

El Pollo Loco Holdings, Inc. Provides Business Update in Light of COVID-19 Pandemic

COSTA MESA, CA – January 12, 2020 – El Pollo Loco Holdings, Inc. (Nasdaq: LOCO) (the “Company”) today provided an update on the impact the COVID-19 pandemic had on its business during the fourth quarter ended December 30, 2020.

●	System-wide comparable restaurant sales for the fourth quarter decreased 0.2%. The decrease consisted of a 3.0% decline in company-operated comparable restaurant sales, partially offset by a 1.8% increase in franchise restaurants. These compare to system-wide, company-operated and franchise restaurant growth of 3.9%, 4.3% and 3.6%, respectively, during the fourth quarter of 2019. System-wide comparable restaurant sales declined approximately 2.0% in Los Angeles and surrounding areas while increasing approximately 3.0% in other markets.
●	Fourth quarter revenue is expected to be $109.5 – $110.5 million, reflecting the Company’s comparable restaurant sales performance, which was negatively impacted by reduced operating hours in many of the Company’s restaurants, and temporary restaurant closures required to ensure the safety of employees and customers.
●	During the quarter, the Company incurred approximately $2.5 million in COVID related expenses, of which $1.7 million was unanticipated as of its third quarter earnings call. These expenses were primarily due to leaves of absence and overtime pay.
●	The vast majority of El Pollo Loco restaurants continue to operate on a take-away, mobile pick-up and delivery basis only, as well as maintaining drive-thru operations where available, in light of the government-mandated closures to our dining rooms. At the start of 2020, 40% of total sales were driven through the drive thru, which has grown to nearly 70% today. Over the same period, delivery and digital sales have doubled, growing to 6% and 10% of total sales, respectively.

Bernard Acoca, President and Chief Executive Officer of El Pollo Loco Holdings, Inc., stated, “As with much of the restaurant industry, during November and December many of our employees and customers have been impacted by the ongoing and increased spread of COVID-19, particularly in Los Angeles and the surrounding areas in which nearly 60% of our system restaurants are located.  In order to maintain the safety of our employees and customers, we were required to implement actions in our restaurants in light of the COVID-19 pandemic that negatively impacted both our sales and expenses during the quarter.  El Pollo Loco is a people-first company and we will continue to take all necessary measures to ensure the health, safety and wellbeing of our employees, franchisees and customers.  We remain confident that the strategies we have in place will drive sales and profit growth once we get through the worst of the pandemic”

The expected financial results are preliminary and unaudited, have not been reviewed by the Company’s independent registered public accountants, and remain subject to the completion of normal year-end accounting procedures and adjustments and are subject to change. The Company expects to release final financial and operating results for its fiscal fourth quarter and fiscal year ended December 30, 2020 during March 2021.

ICR Conference Participation

Company management will host a virtual fireside chat at the 23rd Annual ICR Conference. The Company’s discussion will begin at 12:30 PM ET on Wednesday, January 13, 2021.  Investors and interested parties may listen to a live webcast of this discussion from the corporate website at www.elpolloloco.com under the “Investors” tab, or directly through the ICR Conference website www.icrconference.com.

About El Pollo Loco

El Pollo Loco (Nasdaq:LOCO) is the nation’s leading fire-grilled chicken restaurant chain renowned for its masterfully citrus-marinated, fire-grilled chicken and handcrafted entrees using fresh ingredients inspired by Mexican recipes. With more than 475 company-owned and franchised restaurants in Arizona, California, Nevada, Texas, Utah and Louisiana, El Pollo Loco is expanding its presence in key markets through a combination of company and existing and new franchisee development. Visit us on our website at ElPolloLoco.com.

Forward-Looking Statements

This press release contains forward-looking statements that are subject to risks and uncertainties. All statements other than statements of historical fact included in this press release are forward-looking statements. Forward-looking statements discuss our current expectations and projections relating to our financial condition, results of operations, plans, objectives, future performance and business. You can identify forward-looking statements because they do not relate strictly to historical or current facts. These statements may include words such as “aim,” “anticipate,” “believe,” “estimate,” “expect,” “forecast,” “outlook,” “potential,” “project,” “projection,” “plan,” “intend,” “seek,” “may,” “could,” “would,” “will,” “should,” “can,” “can have,” “likely,” the negatives thereof and other words and terms of similar meaning in connection with any discussion of the timing or nature of future operating or financial performance or other events. They appear in a number of places throughout this press release and include statements regarding our intentions, beliefs or current expectations concerning, among other things, our results of operations, financial condition, sales levels, liquidity, prospects, growth, strategies and the industry in which we operate and our outlook as COVID-19 conditions improve. All forward-looking statements are subject to risks and uncertainties that could cause actual results to differ materially from those that we expected.

While we believe that our assumptions are reasonable, we caution that it is very difficult to predict the impact of known factors, and it is impossible for us to anticipate all factors that could affect our actual results. All forward-looking statements are expressly qualified in their entirety by these cautionary statements. You should evaluate all forward-looking statements made in this press release in the context of the risks and uncertainties that could cause outcomes to differ materially from our expectations. These factors include, but are not limited to: the impact of  the COVID-19 pandemic on our company, our employees, our customers, our partners, our industry and the economy as a whole, our franchisees ability to maintain operations in their individual restaurants, our ability to open new restaurants in existing and new markets and to expand our franchise system, including difficulty in finding sites and in negotiating acceptable leases; our ability to compete successfully and the intense competition in the restaurant industry; the adverse impact of economic conditions on our (i) operating results and financial condition, (ii) ability to comply with the terms and covenants of our debt agreements, and (iii) ability to pay or refinance our existing debt or to obtain additional financing; vulnerability to changes in consumer preferences and economic conditions; political and social factors, including regarding trade, immigration and customer preferences; vulnerability to conditions in the greater Los Angeles area; vulnerability to natural disasters given the geographic concentration and real estate intensive nature of our business; increases in chicken and other input costs; our ability to recognize and respond to and effectively manage the impact of social media and our ability to expand our digital business, deliver orders and catering; delayed or canceled future restaurant openings; restaurant closures, due to financial performance or otherwise; and other risks set forth in our filings with the Securities and Exchange Commission from time to time, including under Item 1A, Risk Factors in our annual report on Form 10-K for the year ended December 25, 2019, and under Item A, Risk Factors in our quarterly reports on Form 10-Q for the quarters ended March 25, 2020 and June 24, 2020, as such risk factors may be amended, supplemented or superseded from time to time by other reports we file with the Securities and Exchange Commission. These filings are available online at www.sec.gov, at www.elpolloloco.com or upon request from El Pollo Loco.

We caution you that the important factors referenced above may not contain all of the factors that are important to you. In addition, we cannot assure you that we will realize the results or developments we expect or anticipate or, even if substantially realized, that they will result in the consequences we anticipate or affect us or our operations in the ways that we expect. The forward-looking statements included in this press release are made only as of the date hereof. We undertake no obligation to publicly update or revise any forward-looking statement as a result of new information, future events or otherwise, except as required by law. If we do update one or more forward-looking statements, no inference should be made that we will make additional updates with respect to those or other forward-looking statements. We qualify all of our forward-looking statements by these cautionary statements.

Investor Contact:

Fitzhugh Taylor, ICR

fitzhugh.taylor@icrinc.com

714-599-5200

Media Contact:

Hanna Gray, Edible

hannah.gray@edible-inc.com

323-202-1477